Mr.  Daly's  Employment  is the  same as the  Employment  Agreement  in
Exhibit 10.8, which is incorporated herein by reference except as to: (i) the name of the Executive, which is Michael P. Daly; (ii) the position in Section 1, which is Executive Vice President; and (iii) the amount of the base salary in
Section 3(a), which is $139,250.